                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                       HOME LOAN FINANCIAL CORPORATION
                      --------------------------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

               -------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

         5)    Total fee paid:

               ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------

         3)       Filing Party:

                  --------------------------------------

         4)       Date Filed:

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2002 Annual Meeting of Shareholders of Home Loan Financial Corporation (the "Company") will be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812, on October 8, 2002, at 4:30 p.m., local time (the "Annual Meeting"), for the following purposes:

         1. To elect five directors of the Company for terms expiring in 2003;

         2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of the Company for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 26, 2002, will be entitled to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                            By Order of the Board of Directors



Coshocton, Ohio                             Robert C. Hamilton
September 5, 2002                           Chairman

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                                 PROXY STATEMENT

                                     PROXIES

         The Board of Directors of Home Loan Financial Corporation (the "Company") is soliciting proxies in the form accompanying this Proxy Statement for use at the 2002 Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812 on October 8, 2002, at 4:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Only shareholders of record as of the close of business on August 26, 2002 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. As of the Voting Record Date, there were 1,629,062 votes entitled to be cast at the Annual Meeting.

         Without affecting any vote previously taken, a proxy may be revoked by executing a later dated proxy which is received by the Company before the proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

         Each properly executed Proxy that is received prior to the Annual Meeting and is not revoked will be voted as specified or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Neal J. Caldwell, Robert C. Hamilton, Robert D. Mauch, Douglas L. Randles and Marion M. Sutton as directors of the Company for terms expiring in 2003; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of the Company for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of the Company and The Home Loan Savings Bank (the "Bank"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 5, 2002.

                                  VOTE REQUIRED

         Under the Company's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted and shares as to which the authority to vote is withheld ("non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. If the proxy is signed and dated by the shareholder but no vote is specified, however, the shares held by such shareholder will be voted FOR the nominees specified on the proxy.

         The affirmative vote of the holders of a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of the Company for the current fiscal year. The effect of an abstention or a non-vote is the same as a vote against the ratification of the selection of Crowe Chizek as the auditors of the Company for the current fiscal year. If the proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified, however, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as the auditors of the Company for the current fiscal year.


                        OWNERSHIP OF THE COMPANY'S SHARES

         The following table sets forth certain information about the only person, other than directors and executive officers of the Company, known to the Company to own beneficially more than five percent of the Company's outstanding common shares as of August 26, 2002:


                                         Amount and nature of       Percentage of
Name and Address                         Beneficial Ownership    Shares Outstanding
----------------                         --------------------    ------------------
Home Loan Financial Corporation Employee
  Stock Ownership Plan
1201 Broadway                                   247,746 (1)             15.21%
Quincy, Illinois 62301


-------------------------

(1) First Bankers Trust Company, N.A. is the Trustee for the Home Loan Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the participant. The Trustee has limited investment power over all ESOP shares. As of August 26, 2002, 120,781 shares have been allocated to the accounts of ESOP participants and 126,965 shares remained unallocated.

         The following table sets forth information about the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 26, 2002:

                                             Amount and nature of         Percentage of
Name and Address (1)                       Beneficial Ownership (2)    Shares Outstanding
--------------------                       ------------------------    ------------------
Neal J. Caldwell                                   46,588 (3)                2.85%
Charles H. Durmis                                  39,441 (4)                2.41
Robert C. Hamilton                                122,394 (5)                7.36
Robert D. Mauch                                    70,653 (6)                4.31
Douglas L. Randles                                 47,192 (7)                2.88
Marion M. Sutton                                    2,000                     .12
Current directors and executive officers
 of the Company as a group (6 people)             325,706 (8)               19.28%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 5,000 shares as to which Mr. Caldwell shares voting and investment power, 899 shares held in the Home Loan Financial Corporation Recognition and Retention Plan (the "RRP") to be distributed to Mr. Caldwell on October 13, 2002 and 5,992 shares that may be acquired upon the exercise of options.

(4) Dr. Durmis resigned from the board effective June 30, 2002. Includes 15,000 shares as to which Dr. Durmis shares voting and investment power and 6,744 shares that may be acquired upon the exercise of options.

(5) Includes 20,300 shares as to which Mr. Hamilton shares voting and investment power, 24,145 shares allocated to Mr. Hamilton's ESOP account, 4,497 shares held in the RRP to be distributed to Mr. Hamilton on October 13, 2002 and 33,464 shares that may be acquired upon the exercise of options.

(6) Includes 550 shares as to which Mr. Mauch shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Mauch on October 13, 2002, 8,992 shares that may be acquired upon the exercise of options and 43,414 shares held as Trustee of the RRP. The 43,414 shares held as RRP Trustee includes the shares to be distributed to directors and executive officers on October 13, 2002

(7) Includes 16,079 shares as to which Mr. Randles shares voting and investment power, 899 shares held in the RRP to be distributed to Mr. Randles on October 13, 2002 and 8,992 shares that may be acquired upon the exercise of options.

(8) Other than the shares specifically listed in the table, includes 14,853 shares allocated to another executive officer's ESOP account, 3,200 shares that may be acquired upon the exercise of options by such executive officer and 1,420 shares held in the RRP to be distributed to such executive officer on October 13, 2002. The shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Code of Regulations of the Company provides for a Board of Directors consisting of five persons. The Board of Directors proposes the reelection at the Annual Meeting of the following persons for terms that will expire in 2003:

                                                                          Director of   Director of
                                                                          the Company    the Bank
Name                          Age       Position(s) Held                   Since (1)       Since
----                          ---       ----------------                -------------    --------
Neal J. Caldwell               58       Director                             1997           1989
Robert C. Hamilton             59       Director, President and Chairman     1997           1982
Robert D. Mauch                51       Director                             1997           1989
Douglas L. Randles             57       Director                             1997           1992
Marion M. Sutton               58       Director                             2002           2002


-----------------------------

(1) Messrs. Caldwell, Hamilton, Mauch and Randles became directors of the Company in connection with the conversion of the Bank from mutual to stock form and the formation of the Company as the holding company for the Bank in 1997. Ms. Sutton became a director in 2002 upon the resignation of Charles H. Durmis.


         Neal J. Caldwell. Mr. Caldwell has practiced veterinary medicine in Coshocton, Ohio, since 1972 and is an owner and operator of Coshocton Veterinary Clinic.

         Robert C. Hamilton. Mr. Hamilton was employed by the Bank in 1981 as the Secretary, Treasurer and managing officer and has served as the President of the Bank since 1983. Mr. Hamilton has worked in banking for over 40 years.

         Robert D. Mauch. Mr. Mauch, a Certified Public Accountant, has provided accounting, payroll and tax counseling services through Robert D. Mauch, CPA, Inc., located in Coshocton, Ohio, since 1988.

         Douglas L. Randles. Mr. Randles is the President of L.W. Randles Cheese, Inc., located in Warsaw, Ohio. Mr. Randles has been employed by L.W. Randles Cheese since 1969.

         Marion M. Sutton. Ms. Sutton has served as Chairman of the Board of Jones Metal Products Company in West Lafayette, Ohio since 2001. Previously, she served as Vice Chairman of Jones Metal from 1995 to 2001. Ms. Sutton was appointed to the Board of Directors of the Company in July 2002 to fill the unexpired term of Charles H. Durmis, who resigned as director.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for the substitute that the Board of Directors recommends.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder who is entitled to vote for directors.

A nomination by a shareholder must be submitted in writing to the Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder for the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time the shares have been owned. No nominations have been submitted by shareholders for the Annual Meeting.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met eight times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002. The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no compensation committee and the entire Board of Directors serves as a nominating committee.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met four times during the year ended June 30, 2002.

         The Board of Directors of the Bank has an Executive Committee, an Executive Compensation Committee, a Compensation Committee and an Audit Committee. The entire Board of Directors serves as a nominating committee.

         The Executive Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The Executive Committee has all of the authority of the Board of Directors, except for certain matters that by law may not be delegated by the Board of Directors. The Executive Committee meets regularly before each meeting of the Board of Directors and may act in those cases where it is not feasible to convene a special meeting of the full Board of Directors. The Executive Committee met twelve times during the year ended June 30, 2002.

         The Executive Compensation Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Executive Compensation Committee determines the compensation of Mr. Hamilton. The Executive Compensation Committee met twice during the year ended June 30, 2002.

         The Compensation Committee is comprised of Mr. Hamilton, Mr. Caldwell and Mr. Mauch. The function of the Compensation Committee is to determine compensation for the Bank's employees, other than Mr. Hamilton, and to make decisions regarding employee benefits and related matters. The Compensation Committee met once during the year ended June 30, 2002.

         The Audit Committee is comprised of Mr. Caldwell, Mr. Mauch and Mr. Randles. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met once during the year ended June 30, 2002.

DIRECTOR COMPENSATION

         Each director of the Company receives $2,000 per year in fees. Each director of the Bank, except Mr. Hamilton, receives a retainer of $11,400 per year and $550 for each full Board of Directors meeting attended. Members of the Bank's Executive Committee receive $260 for each Executive Committee meeting attended.


                       EXECUTIVE OFFICERS AND COMPENSATION

         Mr. Hamilton is the President and Chief Executive Officer of the Company. Preston W. Bair, age 39, serves as the Secretary, Treasurer and Chief Financial Officer of the Company. Mr. Bair has served as Secretary and Treasurer of the Bank since 1994. Prior to 1994, Mr. Bair, a Certified Public Accountant, was a shareholder of Brott Mardis & Co., an accounting firm located in Akron, Ohio.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Bank to Robert C. Hamilton, the President of the Company and the Bank, for the fiscal years ended June 30, 2002, 2001 and 2000. No other executive officer of the Company earned salary and bonus in excess of $100,000 during the 2002 fiscal year.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                 ------------------------------------------------------------
                                   Annual Compensation (1)
---------------------------------------------------------------------

 Name and principal      Year    Salary ($)     Bonus ($)(2)             All other
 position                                                              compensation ($)
--------------------------------------------------------------------------------------------
Robert C. Hamilton       2002    $172,000 (3)     $85,000             $27,628 (4)
  President              2001     172,000 (3)      85,000              30,399 (4)
                         2000     169,500 (3)      82,500              33,882 (4)

---------------------------------------------------------------------------------------------

Footnotes on next page.

(1) Does not include amounts attributable to miscellaneous benefits. The cost to the Bank of providing such miscellaneous benefits was less than 10% of Mr. Hamilton's total salary and bonus.

(2)      Consists of payments pursuant to the Profit Sharing Plan.

(3)      Includes directors' fees of $2,000.

(4)      Consists of the contribution to Mr. Hamilton's ESOP account.

EMPLOYMENT AGREEMENT

         The Bank has an employment agreement with Robert C. Hamilton (the "Employment Agreement"). The Employment Agreement provides for a term of three years, a salary of not less than $170,000 and performance reviews by the Board of Directors not less often than annually, at which time the Employment Agreement may be extended for a period of one year. The Employment Agreement was extended January 1, 2002. The Employment Agreement also provides for the inclusion of Mr. Hamilton in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with the Bank's prevailing policies.

         The Employment Agreement is terminable by the Bank at any time. In the event of termination by the Bank for "just cause," as defined in the Employment Agreement, Mr. Hamilton will have no right to receive any compensation or other benefits pursuant to the Employment Agreement for any period after such termination. In the event of termination by the Bank other than for just cause or in connection with a "change of control," as defined in the Employment Agreement, Mr. Hamilton will be entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Hamilton becomes employed full-time by another employer.

         Under certain conditions set forth in the Employment Agreement, if Mr. Hamilton's employment is terminated within one year of a "change of control," he will be entitled to payment of an amount equal to three times his base salary immediately preceding the termination of his employment. In addition, Mr. Hamilton will be entitled to continued coverage under the Bank's benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum that Mr. Hamilton may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended.

PENSION PLAN

         Effective September 1, 2000, the Bank terminated its defined benefit pension plan that was administered by the Financial Institutions Retirement Fund (the "Pension Plan"). Employees who were vested participants in the Pension Plan prior to its termination are entitled upon retirement to annual benefits equal to 1% multiplied by the number of years for which the employee was a participant in the Pension Plan, not to exceed 25 years, multiplied by the average of the highest five consecutive years of the participant's annual salary prior to termination of the plan.

PROFIT SHARING PLAN

         The Bank has a non-qualified profit sharing plan covering officers of the Bank (the "Profit Sharing Plan"). Up to 10% of pretax income, excluding nonrecurring items and extraordinary gains or losses not related to operations and before deductions of awards under the Profit Sharing Plan, will be contributed by the Bank annually, if a specified return on assets is achieved for the year. The total contribution is allocated to the Bank's officers based upon percentages established by the Board of Directors.

STOCK OPTION PLAN

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders approved the Stock Option Plan. The Board of Directors of the Company reserved 224,825 common shares for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of the Company and the Bank from time to time under the Stock Option Plan. Options to purchase 182,498 common shares of the Company have been awarded under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Hamilton at June 30, 2002:

                                       Aggregated option exercises in last fiscal year and fiscal year-end values
                                       ----------------------------------------------------------------------------
                                                            Number of securities underlying        Value of unexercised
                             Shares                             unexercised options at           in-the-money options at
                           acquired on        Value                     6/30/02                       6/30/02 ($)(1)
Name                       exercise (#)      realized          exercisable/unexercisable        exercisable/unexercisable
----                     ---------------  -------------   --------------------------------     --------------------------
Robert C. Hamilton           11,500          $33,545                 22,224/22,482                  $114,676/$116,007


-------------------------

(1) The value of the options was determined by multiplying the number of "in-the-money" options by the difference between the $7.69 option exercise price and the fair market value of a share of the Company's stock, which was $12.85 on June 30, 2002, based on the closing bid price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN AND TRUST

         At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders of the Company approved the RRP. The RRP purchased 89,930 shares of the Company. Since October 13, 1998, a total of 75,068 shares have been awarded to directors, executive officers, and employees of the Company and the Bank. The awards have a five year vesting schedule.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company established the ESOP for the benefit of employees of the Company and its subsidiaries, including the Bank, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. In 1998, the ESOP purchased 179,860 common shares of the Company in connection with the mutual to stock conversion of the Bank. The purchase price was financed with a loan from the Company to the ESOP. As the loan is repaid, shares are allocated to the accounts of participating employees pro rata on the basis of compensation. As of August 26, 2002, 120,781 of the common shares held by the ESOP had been allocated to the accounts of participants.

CERTAIN TRANSACTIONS WITH THE BANK

         The Bank makes loans to executive officers and directors of the Bank in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those generally available to the Bank's customers. All outstanding loans to executive officers and directors comply with such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.


              PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee has adopted a written charter to set forth its responsibilities (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1. The Audit Committee determined that the provision by Crowe Chizek of the services discussed under the heading ALL OTHER FEES below is compatible with maintaining Crowe Chizek's independence. The Audit Committee reviewed and discussed the audited financial statements with the management of the Company. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

     - Crowe Chizek's responsibilities in accordance with generally accepted auditing standards

     - The initial selection of, and whether there were any changes in, significant accounting policies or their application

     -    Management's judgments and accounting estimates

     -    Whether there were any significant audit adjustments

     -    Whether there were any disagreements with management

     -    Whether there was any consultation with other accountants

     - Whether there were any major issues discussed with management prior to Crowe Chizek's retention

     - Whether Crowe Chizek encountered any difficulties in performing the audit

     - Crowe Chizek's judgments about the quality of the Company's accounting principles

     - Crowe Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2002, to be filed with the SEC.

Neal J. Caldwell
Robert D. Mauch
Douglas L. Randles

AUDIT FEES

         During the fiscal year ended June 30, 2002, Crowe Chizek billed the Company $44,000 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the 2002 fiscal year, the Company did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

ALL OTHER FEES

         During fiscal year 2002, Crowe Chizek billed the Company $12,200 in fees for services rendered by Crowe Chizek for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         In order for a shareholder proposal to be eligible to be included in the proxy statement and form of proxy for the 2003 Annual Meeting of Shareholders, the proposal must be received by the Company no later than May 8, 2003. If a shareholder intends to present a proposal at the 2003 Annual Meeting of Shareholders but the Company does not receive notice of the proposal until after May 8, 2003, the Company is not required to include the proposal in the proxy statement or form of proxy. If the shareholder gives notice of such a proposal to the Company before July 22, 2003, however, and the Company does not address the proposal in the proxy statement, the Company's management proxies for the 2003 Annual Meeting will not confer discretionary authority to vote upon the proposal. If the Company does not have notice of such a proposal before July 22, 2003, the Company's management proxies will confer discretionary authority to vote upon the proposal without addressing the proposal in the proxy statement.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                      By Order of the Board of Directors



Coshocton, Ohio                       Robert C. Hamilton
August 29, 2002                       Chairman

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         HOME LOAN FINANCIAL CORPORATION

                         HOME LOAN FINANCIAL CORPORATION
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 8, 2002

         The undersigned shareholder of Home Loan Financial Corporation ("HLFC") hereby constitutes and appoints Robert C. Hamilton and Neal J. Caldwell, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HLFC to be held at the main office of HLFC, 401 Main Street, Coshocton, Ohio 43812, on October 8, 2002, at 4:30 p.m. local time (the "Annual Meeting"), all of the shares of HLFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of five directors for terms expiring in 2003:

          [ ]   FOR all nominees              [ ]    WITHHOLD authority to
                listed below                         vote for all nominees
                (except as marked to the             listed below:
                    contrary below):

Neal J. Caldwell Robert C. Hamilton Robert D. Mauch Douglas L. Randles Marion M. Sutton

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

    -----------------------------------------------------------------------
         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

2. The ratification of the selection of Crowe, Chizek and Company LLP as the auditors of HLFC for the current fiscal year.


          [ ]   FOR            [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees and the proposal listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2002 Annual Meeting of Shareholders of HLFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.